Exhibit 10.14

 Execution Version

 AMENDMENT NUMBER TEN

TO LOAN AND SECURITY AGREEMENT

 This AMENDMENT NUMBER TEN TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of May 4, 2022, is entered into by and among ALLIANCE ENTERTAINMENT HOLDING CORPORATION, a Delaware corporation (“Alliance Holding”), PROJECT PANTHER ACQUISITION CORPORATION, a Delaware corporation (“Panther”), AEC DIRECT, LLC, a Delaware limited liability company (“AEC”), ALLIANCE ENTERTAINMENT, LLC, a Delaware limited liability company (“Alliance”), DIRECTTOU, LLC, a Delaware limited liability company (“Directtou”), MECCA ELECTRONICS INDUSTRIES, INC., a New York corporation (“Mecca”), MILL CREEK ENTERTAINMENT, LLC, a Minnesota limited liability company (“Mill Creek”), AERIS MARKETING, LLC, a Minnesota limited liability company (“Aeris,”), and COKEM INTERNATIONAL, LTD., a Minnesota corporation (“COKeM”, and together with Alliance Holding, Panther, AEC, Alliance, Directtou, Mecca, Mill Creek and Aeris, each a “Borrower”, and collectively, the “Borrowers”), the Lenders (as defined below) party hereto, and BANK OF AMERICA, N.A., a national banking association (“Bank of America”), as agent for the Lenders (in such capacity, “Agent”).

 RECITALS

 A.            Borrowers, Agent, and the financial institutions party thereto from time to time as lenders (collectively, “Lenders”) are parties to that certain Loan and Security Agreement, dated as of February 21, 2017 (as amended, restated, amended and restated, supplemented, extended, or otherwise modified in writing from time to time, the “Loan Agreement”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreement as amended hereby.

 B.            Borrowers have requested amendments to the Loan Agreement.

 C.            Subject to the terms and conditions set forth herein, Agent and Lenders agree to make those amendments to the Loan Agreement.

 NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

I.	AMENDMENTS TO THE LOAN AGREEMENT.

 A.The definition of “Inventory Formula Amount” in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

 Inventory Formula Amount: the lesser of:

 (a) $100,000,000; and

 (b) the sum of:

 (i) the lesser of (A) 65% of the Value of Eligible Inventory (other than Inventory to be returned to Borrowers’ vendors or Inventory returned from Borrowers’ customers which is not reflected on the most recent Inventory perpetual report of Borrowers), and (B) 85% of the NOLV Percentage of the Value of Eligible Inventory (other than Inventory to be returned to Borrowers’ vendors or Inventory returned from Borrowers’ customers which is not reflected on the most recent Inventory perpetual report of Borrowers); plus

(ii) the lowest of (A) 65% of the Value of Eligible Inventory consisting of Inventory to be returned to Borrowers’ vendors (other than Inventory returned from Borrowers’ customers which is not reflected on the most recent Inventory perpetual report of Borrowers), (B) 85% of the NOLV Percentage of the Value of Eligible Inventory consisting of Inventory to be returned to Borrowers’ vendors (other than Inventory returned from Borrowers’ customers which is not reflected on the most recent Inventory perpetual report of Borrowers), and (C) $6,500,000; plus

 (iii) the lowest of (A) 65% of the Value of Eligible Inventory consisting of Inventory returned from Borrowers’ customers which is not reflected on the most recent Inventory perpetual report of Borrowers, (B) 85% of the NOLV Percentage of the Value of Eligible Inventory consisting of Inventory returned from Borrowers’ customers which is not reflected on the most recent Inventory perpetual report of Borrowers, and (C) $3,000,000; plus

 (iv) the lowest of (A) 65% of the Value of Eligible In-Transit Inventory, (B) 85% of the NOLV Percentage of the Value of Eligible In-Transit Inventory, (C) 10% of the Borrowing Base, and (D) $17,500,000.

 Notwithstanding the foregoing, the portion of the Inventory Formula Amount that is attributable to Pre-Owned Inventory may not exceed $500,000 at any time.

 II.            CONDITIONS TO EFFECTIVENESS.  The effectiveness of this Amendment as set forth herein is subject to the satisfaction or waiver of the following conditions precedent:

 A.           Amendment. (i) Agent shall have received fully executed copies of this Amendment; and (ii) Agent shall be satisfied that the execution and delivery of this Amendment by Borrowers shall have been duly authorized or ratified by all necessary corporate action.

 B.            Satisfaction of Conditions under Section 6.2 of the Loan Agreement. Borrowers represent and warrant as of the date hereof that: (i) no Default or Event of Default exists; (ii) the representations and warranties of each Obligor in the Loan Documents are true and correct (except for representations and warranties that relate solely to an earlier date); (iii) all conditions precedent in any Loan Document are satisfied; (iv) no event has occurred or circumstance exists that has or could reasonably be expected to have a Material Adverse Effect; and (v) with respect to a Letter of Credit issuance, all LC Conditions are satisfied.

 C.            Miscellaneous. Borrowers shall have executed and delivered to Agent such other documents and instruments as Agent may reasonably require.

III.MISCELLANEOUS.

 A.          Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender shall affect the representations and warranties or the right of Agent and Lenders to rely thereon.

 B.            Reference to Loan Agreement. The Loan Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

 C.             Loan Agreement Remains in Effect. The Loan Agreement and the Loan Documents, as amended hereby, remain in full force and effect and each Borrower ratifies and confirms its agreements and covenants contained therein. Each Borrower hereby confirms that no Event of Default or Default exists.

 D.            Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

 E.             Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

 F.             Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

 G.             NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT AMONG AGENT, LENDERS, AND BORROWERS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG AGENT, LENDERS, AND BORROWERS.

 H.            GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

 I.              CONSENT TO FORUM; OTHER JURISDICTIONS; ACKNOWLEDGEMENT AND CONSENT TO BAIL-IN OF EEA FINANCIAL INSTITUTIONS. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING FORUM; OTHER JURISDICTIONS; ACKNOWLEDGEMENT AND CONSENT TO BAIL-IN OF EEA FINANCIAL INSTITUTIONS SET FORTH IN SECTIONS 14.14 AND 14.15 OF THE LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

 [Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by its authorized officers as of the day and year first above written.

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Agent and a Lender

By:	/s/ Jennifer Tang
Name: Jennifer Tang
Title: SVP

Amendment Number Ten to Loan and Security Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick Lingrosso
Name: Patrick Lingrosso
Title: Vice President

Amendment Number Ten to Loan and Security Agreement

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Brittany Malone
Name: Brittany Malone
Title: Director

Amendment Number Ten to Loan and Security Agreement

BORROWERS:

ALLIANCE ENTERTAINMENT HOLDING CORPORATION

By:	/s/ Bruce Ogilvie
Name:	Bruce Ogilvie
Title:	Chairman

PROJECT PANTHER ACQUISITION CORPORATION

By:	/s/ Bruce Ogilvie
Name:	Bruce Ogilvie
Title:	Chairman

AEC DIRECT, LLC

By:	/s/ Bruce Ogilvie
Name:	Bruce Ogilvie
Title:	Chairman

ALLIANCE ENTERTAINMENT, LLC

By:	/s/ Bruce Ogilvie
Name:	Bruce Ogilvie
Title:	Chairman

DIRECTTOU, LLC

By:	/s/ Bruce Ogilvie
Name:	Bruce Ogilvie
Title:	Chairman

Amendment Number Ten to Loan and Security Agreement

MECCA ELECTRONICS INDUSTRIES, INC.

By:	/s/ Bruce Ogilvie
Name:	Bruce Ogilvie
Title:	Chairman

MILL CREEK ENTERTAINMENT, LLC

By:	/s/ Bruce Ogilvie
Name:	Bruce Ogilvie
Title:	Chairman

AERIS MARKETING, LLC

By:	/s/ Bruce Ogilvie
Name:	Bruce Ogilvie
Title:	Chairman

COKEM INTERNATIONAL, LTD.

By:	/s/ Bruce Ogilvie
Name:	Bruce Ogilvie
Title:	Chairman

Amendment Number Ten to Loan and Security Agreement